UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-2719

DWS U.S. Government Securities Fund

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/07

ITEM 1.               REPORT TO STOCKHOLDERS

APRIL 30, 2007

Semiannual Report
to Shareholders

DWS U.S. Government Securities Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The guarantee on US government guaranteed securities relates only to the prompt payment of principal and interest and does not remove market risks. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2007

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2007 are .84%, 1.71%, 1.55% and .82% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for all periods shown for Class B and Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/07
DWS U.S. Government Securities Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	2.65%	6.69%	4.04%	3.85%	5.39%
Class B	2.06%	5.71%	3.06%	2.89%	4.45%
Class C	2.14%	5.86%	3.17%	3.00%	4.54%
Institutional Class	2.69%	7.07%	4.22%	4.05%	5.65%
Lehman Brothers GNMA Index+	2.82%	7.15%	4.74%	4.54%	6.12%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 4/30/07	$ 8.40	$ 8.38	$ 8.41	$ 8.39
10/31/06	$ 8.39	$ 8.38	$ 8.41	$ 8.39
Distribution Information: Six Months as of 4/30/07: Income Dividends	$ .21	$ .17	$ .18	$ .22
April Income Dividend	$ .0350	$ .0287	$ .0298	$ .0374
SEC 30-day Yield as of 4/30/07‡‡	4.48%	3.83%	3.93%	4.91%
Current Annualized Distribution Rate as of 4/30/07‡‡	5.00%	4.11%	4.25%	5.35%
‡‡ The SEC yield is net investment income per share earned over the month ended April 30, 2007, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class A Lipper Rankings — GNMA Funds Category as of 4/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	11	of	62	18
3-Year	23	of	61	38
5-Year	24	of	57	42
10-Year	16	of	32	49

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less than favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS U.S. Government Securities Fund — Class A [] Lehman Brothers GNMA Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/07
DWS U.S. Government Securities Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,188	$10,756	$11,535	$16,148
	Average annual total return	1.88%	2.46%	2.90%	4.91%
Class B	Growth of $10,000	$10,271	$10,750	$11,431	$15,451
	Average annual total return	2.71%	2.44%	2.71%	4.45%
Class C	Growth of $10,000	$10,586	$10,982	$11,595	$15,593
	Average annual total return	5.86%	3.17%	3.00%	4.54%
Lehman Brothers GNMA Index+	Growth of $10,000	$10,715	$11,490	$12,488	$18,112
	Average annual total return	7.15%	4.74%	4.54%	6.12%

The growth of $10,000 is cumulative.

DWS U.S. Government Securities Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,070,700	$1,132,000	$1,219,500	$1,732,500
	Average annual total return	7.07%	4.22%	4.05%	5.65%
Lehman Brothers GNMA Index+	Growth of $1,000,000	$1,071,500	$1,149,000	$1,248,800	$1,811,200
	Average annual total return	7.15%	4.74%	4.54%	6.12%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class is $1,000,000.

+ The unmanaged Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2007 is .73% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for the 1-year and Life of Class periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Return may differ by share class.

Average Annual Total Returns as of 4/30/07
DWS U.S. Government Securities Fund	6-Month‡	1-Year	Life of Class*
Class S	2.61%	6.86%	4.11%
Lehman Brothers GNMA Index+	2.82%	7.15%	4.62%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Class S shares commenced operations on August 1, 2005. Index returns began on July 31, 2005.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 4/30/07	$ 8.40
10/31/06	$ 8.39
Distribution Information: Six Months as of 4/30/07: Income Dividends	$ .22
April Income Dividend	$ .0361
SEC 30-day Yield as of 4/30/07‡‡	4.84%
Current Annualized Distribution Rate as of 4/30/07‡‡	5.16%
‡‡ The SEC yield is net investment income per share earned over the month ended April 30, 2007, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class S Lipper Rankings — GNMA Funds Category as of 4/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	7	of	62	12

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS U.S. Government Securities Fund — Class S [] Lehman Brothers GNMA Index+

Comparative Results as of 4/30/07
DWS U.S. Government Securities Fund		1-Year	Life of Class*
Class S	Growth of $10,000	$10,686	$10,731
	Average annual total return	6.86%	4.11%
Lehman Brothers GNMA Index+	Growth of $10,000	$10,715	$10,823
	Average annual total return	7.15%	4.62%

The growth of $10,000 is cumulative.

* Class S shares commenced operations on August 1, 2005. Index returns began on July 31, 2005.
+ The unmanaged Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class B and Institutional Class shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2006 to April 30, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2007
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/07	$ 1,026.50	$ 1,020.60	$ 1,021.40	$ 1,026.10	$ 1,026.90
Expenses Paid per $1,000*	$ 4.27	$ 9.22	$ 8.22	$ 3.32	$ 3.32
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/07	$ 1,020.58	$ 1,015.67	$ 1,016.66	$ 1,021.52	$ 1,021.52
Expenses Paid per $1,000*	$ 4.26	$ 9.20	$ 8.20	$ 3.31	$ 3.31
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS U.S. Government Securities Fund	.85%	1.84%	1.64%	.66%	.66%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Co-Managers William Chepolis and Matthew MacDonald discuss market conditions and investment strategy during DWS U.S. Government Securities Fund's most recent semiannual period ended April 30, 2007.

Q: Could you describe the investing environment for mortgage securities over the six-month period ended April 30, 2007?

A: Early in the period, the bond market appeared to anticipate a move to ease interest rates, despite the US Federal Reserve Board's (the Fed's) reiteration of concerns over inflation at this point in the business cycle. In particular, market participants focused heavily on softening in the housing sector, which has generated much speculation over a possible recession. The expectation of Fed easing was reflected in a yield curve that was actually inverted between two and 10 years, with shorter maturities providing higher yields than longer maturities.1

1 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

In the first quarter of 2007 inflationary expectations picked up. There was still data indicating the economy was softening, consumers were retrenching and housing was hitting a rough patch. However, other figures indicated that businesses and manufacturers were positive in their outlooks. In addition, there was talk from the Fed that the economy was rebounding, and that controlling inflation continued to be its principal focus. While Fed Chairman Bernanke is viewed as an inflation hawk, the market seemed to be a bit surprised at the focus on inflation in light of some of the worrisome signs in housing. Finally, there was a rebound in commodity prices, which had eased over the prior quarter. The pickup in inflationary concerns was reflected in a resteepening of the yield curve between two and 10 years, as longer-term US Treasury yields began to reflect the possible impact of inflation on fixed returns. For the full six-month period, the two-year US Treasury note yield fell 10 basis points to 4.59%, while the 10-year US Treasury yield rose 2 basis points to 4.62%.2

2 One basis point equals .01%.

In managing the fund, we monitor mortgage refinancing activity closely as this is a good indicator of the fund's exposure to prepayment risk.3 Managing this prepayment risk helps us maximize the returns the fund pays out in the form of dividends to shareholders. For most of the period, the refinancing index, which indicates the number of mortgage refinance applications being filed week to week, remained at moderate levels. This was one of the reasons we invested a higher percentage of the fund in higher coupon mortgages (which typically are more sensitive to prepayments than lower-coupon mortgages, and often return less due to high prepayment rates).4

3 Prepayment risk — In return for yields that historically have averaged one and one-quarter percentage points higher than Treasury securities of comparable maturity, one of the risks of holding mortgage securities directly, or in the form of a GNMA or other mortgage-backed mutual fund investment, is prepayment risk. Although a typical mortgage-backed security may represent a pool of 30-year mortgages, its actual maturity will be substantially shorter if interest rates decline, and if many homeowners decide to refinance at a lower mortgage rate. Prepayments result in unpredictable cash flows over the life of the security, which may adversely affect the security's yield. They may also limit the potential price gain of the mortgage-backed security when rates are falling. In response, the mortgage market has become increasingly sophisticated in predicting prepayment risk. A higher level of certainty regarding the eventual maturity dates for a pool of mortgages can be achieved through careful security selection. [Source: Mutual Fund Education Alliance]
4 Coupon — The interest rate on a bond the issuer (in the case of mortgage-backed securities, the government) promises to pay to the holder of the bond until maturity, expressed as an annual percentage of face value. As an example, a bond with a 10% coupon would pay $100 on $1,000 of the face amount each year. When mortgages are pooled for sale to investors, they are pooled by the note rate that the homeowner pays to his mortgage company, so that a GNMA security with a 6% coupon would only contain mortgages where homeowners are paying roughly 6% mortgage interest rates and a GNMA with a 7.0% coupon would be a pool of homeowners with roughly 7% interest rates on their mortgages. A coupon's relationship to current interest rates helps determine how likely that homeowner is to refinance his mortgage, causing a prepayment. As a rule of thumb, a higher coupon rate will be more sensitive to prepayments of the mortgage than lower coupons will be.

Q: How did the fund perform in this environment?

A: For the six months ended April 30, 2007, the fund's Class A shares posted a 2.65% total return, compared with the 2.82% return of its benchmark, the Lehman Brothers GNMA Index. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and more complete performance information.) The fund's return outperformed the 2.41% return of its average peer in the Lipper GNMA Funds category.5 At the close of the period, the fund's duration (or level of sensitivity to changes in interest rates) stood at 3.72 years, in line with the 3.72-year duration of the Lehman Brothers GNMA Index.6,7

5 The Lipper GNMA Funds category includes funds that invest at least 65% of their assets in Government National Mortgage Association securities. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper GNMA Funds category. For the 1-, 5- and 10-year periods this category's average was 6.14% (62 funds), 3.71% (57 funds) and 5.27% (32 funds), respectively, as of 4/30/07. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.
6 The unmanaged Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
7 Duration — a measure of interest rate sensitivity based on when investors can expect payments of principal and interest from a bond

Q: Can you give us an overview of how you manage the fund?

A: We seek to provide a high level of current income while also working to limit the volatility of fund returns relative to the Lehman Brothers GNMA Index. Our first focus is on the fund's allocation between GNMAs and US Treasury securities — both of which are backed by the full faith and credit of the US government.8 We will adjust the fund's Treasury exposure up or down based on our view of the relative value provided by GNMAs versus US Treasuries and of how we expect the interest rate environment to impact each sector.

8 The guarantee relates only to the prompt payment of principal and interest and does not remove market risks if the investment is sold prior to maturity.

In putting together the fund's GNMA allocation, we conduct extensive analysis of prepayment expectations for individual securities. Mortgage characteristics that we evaluate on an ongoing basis include loan age, loan size, geographic concentrations and mortgage pool originator. For instance, smaller loan sizes generally mean a slower rate of prepayment, and homeowners in certain regions tend to refinance less frequently. We believe that through this assessment we can help to control the fund's prepayment risk and maintain higher dividends. Conversely, we may also look to purchase securities trading at a price below par and which we hope will prepay at a higher rate, thereby increasing our holding yield.

We do not believe we can consistently and profitably predict the direction of interest rates, so we do not try to choose securities based on their duration. Instead, we look for securities that we feel are cheap relative to the Lehman GNMA index.

Q: What were the fund's primary strategies during the period?

A: We maintained a relatively high allocation to GNMA securities throughout the period. This reflected our view that GNMAs continued to offer attractive yields versus US Treasury issues, and that a backdrop of relative interest rate stability would be favorable to GNMAs. At the close of the period, GNMA securities provided a yield advantage versus equivalent maturity US Treasuries of 100 to 150 basis points. Our exposure to Treasuries was roughly 0.1% at the end of the period, as we viewed GNMAs as having better performance potential going forward. This decision to focus on GNMAs contributed positively to the fund's relative performance, as they outperformed US Treasuries.

Given a backdrop of reasonably strong growth, we chose to maintain our emphasis on higher coupon mortgages, as we viewed the risk/return trade-off as favoring these issues relative to lower coupons. In short, we expected relatively high interest rates along with a slowing housing market to translate into modest prepayment risk for higher-coupon issues and thereby enable the fund to earn a consistent level of attractive income. In addition, we focused on seasoned mortgage pools where we believed the risk from prepayments was especially contained. This focus on higher coupons helped performance over the period as the relatively narrow range of interest rate movements and the Fed's continued talk of inflation vigilance provided a good environment for these issues.

We had minimal exposure to the 15-year GNMA segment based on our view of its relative valuation. This worked well for the fund as these issues lagged the 30-year segment for the six months.

Some of the pools that we found especially attractive based on their more predictable cash flows were not favored by market participants, and this constrained performance to a degree. In particular, we have focused on pools with smaller underlying loans that should be less responsive to interest rate changes. We think this strategy has great potential going forward with congressional talk of raising the average loan size that the government sponsored entities (GSEs) Freddie Mae and Fannie Mae can guarantee. If the GSE loan limits are boosted to $600,000 from the current $400,000, the lower prepayment rate on these low-balance pools should be more highly valued in the market.

During the period, we increased our exposure to adjustable rate mortgages to roughly 8% of the fund, as we viewed the yields on these short duration issues as attractive given a flat curve environment. This move restrained performance to a degree over the six months, but we expect it to help returns over time.

In addition to focusing on mortgage pools with certain characteristics, the fund has the ability to manage prepayment risk by performing dollar rolls. Simply stated, a dollar roll involves the fund contracting to buy a mortgage-backed security at a future date, and in the interim investing the purchase amount in short-term, high-quality interest-paying instruments. This strategy entails very little risk to principal and can help reduce exposure to prepayments while providing a boost to the fund's income. The attractiveness of this strategy depends on the production of mortgage-backed securities relative to the demand for them among Wall Street firms who structure collateralized mortgage obligations. These two factors can create a dynamic where there is a short-term demand for mortgages which will not be created until one or two months ahead. This drives the current price higher and the contract price downward, creating an opportunity for Mortgage Backed Securities (MBS) investors to benefit from dollar rolls. For much of the period, this spread was narrow and the environment unfavorable for rolling securities. We are currently dollar rolling about 15% of the fund's assets, toward the middle of our permissible range.

Q: How do you assess the economic environment for mortgage securities at present?

A: We are watching the housing market and interest rate environment closely as we seek to maintain an attractive dividend for investors. GNMAs and most mortgage-backed securities tend to do best in an environment of relatively stable interest rates.

GNMA securities in a nutshell

Government National Mortgage Association (GNMA) securities, commonly called "Ginnie Mae" securities, are backed by the full faith and credit of the US government with respect to payment of principal and interest. Each GNMA mortgage-backed security represents an aggregated pool of homeowner's mortgages from which investors receive principal and interest payments each month. If interest rates fall, homeowners tend to refinance and pay off their existing mortgages earlier, and mortgage-backed investors are forced to reinvest the proceeds at lower prevailing rates. If interest rates rise, principal for the mortgages underlying GNMA securities tends to be repaid more slowly and an investor receives the coupon interest on the security over a longer time horizon. However, the value of GNMAs issued recently with coupons that reflect lower prevailing rates may experience a greater price decline if market interest rates rise, as their durations and interest rate risks increase. As a result, funds that invest primarily in GNMAs tend to perform best in environments in which interest rates do not change dramatically.

Sharply falling rates promote rapid prepayment of underlying mortgages, making investors less willing to pay for threatened cash flows, while rapid upward movement in rates makes the yields on current coupon issues less attractive, while also extending durations and increasing interest rate risk.

We hold GNMA and government-sponsored MBS in the fund and so are not concerned about the creditworthiness of our holdings. We are, however, focused on the potential impact of lower-rated MBS and borrowers on the fixed-income markets as a whole. At present, the fallout from the housing market weakness appears to be reasonably contained, and the most likely scenario for the second half of the fund's fiscal period seems to be interest rates that continue to range to a modest degree in either direction. Given this expectation, we are currently positioned more heavily in higher coupons. We will consider moving into lower coupons and other structures resistant to prepayment if we believe that the weakness in the subprime loan market is encouraging the Fed to lower rates.

We will continue to monitor the economy and Fed policy closely as we position the fund going forward. We believe the fund remains suitable for investors seeking high current income and less downside risk than other similar funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excluding Securities Lending Collateral)	4/30/07	10/31/06

Agencies Backed by the Full Faith and Credit of the US Government (GNMA)	82%	77%
Agencies Not Backed by the Full Faith and Credit of the US Government (FNMA, FHLMC)	15%	10%
Cash Equivalents	3%	8%
US Treasury Obligations	—	5%
	100%	100%
Credit Quality	4/30/07	10/31/06

AAA	100%	100%
Interest Rate Sensitivity	4/30/07	10/31/06

Average Maturity	6.8 years	7.4 years
Average Duration	3.7 years	3.9 years

Asset allocation, credit quality and interest rate sensitivity are subject to change.

The quality ratings represents the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2007 (Unaudited)

	Principal Amount ($)	Value ($)

Agencies Not Backed by the Full Faith and Credit of the US Government 13.7%
US Government Sponsored Pass-Throughs
Federal Home Loan Mortgage Corp.:
4.5%, 4/1/2019	24,400	23,683
4.611%**, 2/1/2035	5,965,051	5,903,306
4.776%**, 1/1/2035	25,264,181	24,881,985
5.0%, with various maturities from 1/1/2019 until 9/1/2035	78,188,035	75,670,310
5.5%, with various maturities from 3/1/2033 until 4/1/2033	2,915,130	2,890,647
5.729%**, 4/1/2037	10,000,000	10,054,000
5.787%**, 10/1/2036	23,742,131	23,901,013
5.836%**, 1/1/2037	20,622,003	20,768,914
5.887%**, 9/1/2036	12,289,857	12,364,002
5.893%**, 11/1/2036	11,555,492	11,640,297
6.5%, with various maturities from 9/1/2032 until 7/1/2035	4,057,667	4,147,445
7.0%, with various maturities from 10/1/2030 until 9/1/2032	3,909,369	4,100,647
7.5%, with various maturities from 6/1/2027 until 1/1/2033	2,433,544	2,530,881
8.0%, with various maturities from 2/1/2017 until 7/1/2030	35,024	36,758
8.5%, with various maturities from 12/1/2016 until 7/1/2030	12,838	13,717
10.25%, 3/1/2016	65,218	67,323
Federal National Mortgage Association:
4.575%**, 1/1/2035	11,628,845	11,544,455
4.678%**, 2/1/2035	8,693,277	8,647,298
4.737%**, 5/1/2035	14,850,661	14,780,150
5.5%, with various maturities from 5/1/2025 until 11/1/2034	59,470,570	58,927,968
5.891%**, 1/1/2037	9,548,799	9,634,719
6.0%, 8/1/2035	2,927,355	2,936,274
6.5%, 7/1/2035	134,700	136,678
7.0%, with various maturities from 10/1/2033 until 11/1/2034	6,788,599	7,090,474
8.0%, with various maturities from 12/1/2008 until 12/1/2024	230,306	243,420
8.5%, with various maturities from 7/1/2030 until 9/1/2030	14,002	15,017
9.0%, with various maturities from 12/1/2016 until 4/1/2030	37,716	40,880
11.5%, 5/1/2018	3,179	3,308
Total Agencies Not Backed by the Full Faith and Credit of the US Government (Cost $316,309,322)		312,995,569

Agencies Backed by the Full Faith and Credit of the US Government 88.3%
Government National Mortgage Association:
4.5%, with various maturities from 2/15/2018 until 8/15/2018	12,983,458	12,599,533
5.0%, with various maturities from 2/15/2033 until 10/20/2036 (e)	355,582,109	345,498,044
5.5%, with various maturities from 12/15/2028 until 6/20/2036 (b) (e) (f)	869,386,689	864,851,546
6.0%, with various maturities from 11/15/2014 until 1/20/2037 (e)	481,600,902	488,735,872
6.5%, with various maturities from 7/15/2008 until 3/15/2037	201,679,130	207,425,335
7.0%, with various maturities from 1/15/2008 until 10/15/2036	34,464,076	35,924,717
7.5%, with various maturities from 5/15/2009 until 1/15/2037	39,244,735	41,200,539
8.0%, with various maturities from 9/15/2014 until 6/15/2032	5,402,990	5,737,700
8.5%, with various maturities from 8/15/2008 until 1/15/2031	2,310,083	2,502,412
9.0%, with various maturities from 9/15/2017 until 7/15/2030	2,727,756	2,985,507
9.5%, with various maturities from 6/15/2009 until 5/15/2025	3,772,805	4,179,293
10.0%, with various maturities from 11/15/2009 until 8/15/2022	2,251,582	2,533,177
10.5%, with various maturities from 9/15/2015 until 12/15/2021	1,266,980	1,444,104
11.0%, 4/20/2019	3,126	3,611
Total Agencies Backed by the Full Faith and Credit of the US Government (Cost $2,025,235,387)		2,015,621,390

Collateralized Mortgage Obligations 8.2%
Fannie Mae Grantor Trust, "B", Series 2002-T3, 5.763%, 12/25/2011	10,000,000	10,348,533
Fannie Mae Whole Loan, "3A", Series 2004-W8, 7.5%, 6/25/2044	4,249,357	4,475,318
Federal Home Loan Mortgage Corp.:
"FA", Series 2981, 5.72%**, 5/15/2035	2,628,569	2,633,960
"JF", Series 2704, 5.87%**, 5/15/2023	15,859,528	16,026,145
Federal National Mortgage Association:
"1", Series 17, Principal Only, Zero Coupon, 5/1/2017	2,454	2,138
"FC", Series 2005-58, 5.57%**, 7/25/2035	41,551,598	41,628,556
"F", Series 2004-29, 5.72%**, 5/25/2034	987,447	960,680
Government National Mortgage Association:
"1", Series 1, Principal Only, Zero Coupon, 7/20/2034	7,614,001	5,899,253
"AD", Series 2005-41, 4.5%, 5/20/2035	6,353,505	6,068,101
"A", Series 2005-80, 5.0%, 10/20/2031	17,254,331	17,094,816
"GD", Series 2004-26, 5.0%, 11/16/2032	20,000,000	19,485,376
"PH", Series 2004-80, 5.0%, 7/20/2034	8,002,000	7,629,522
"TZ", Series 2003-85, 5.5%, 10/20/2033	18,176,152	17,307,646
"PC", Series 2007-2, 5.5%, 6/20/2035	10,000,000	10,016,049
"B", Series 2005-88, 5.5%, 11/20/2035	11,000,000	10,764,278
"PD", Series 2005-91, 5.5%, 12/20/2035	5,000,000	4,841,160
"FG", Series 2002-76, 5.72%**, 10/16/2029	2,554,334	2,572,199
"BZ", Series 2004-46, 6.0%, 6/20/2034	2,357,817	2,381,837
"ZB", Series 1998-21, 6.5%, 9/20/2028	3,743,801	3,877,047
"IO", Series 2006-61, Interest Only, 6.5%, 11/20/2036	14,428,653	2,770,746
Total Collateralized Mortgage Obligations (Cost $185,497,305)		186,783,360

US Treasury Obligations 0.1%
US Treasury Bill, 4.845%*, 7/19/2007 (a) (Cost $1,370,275)	1,385,000	1,370,275
	Shares	Value ($)

Securities Lending Collateral 2.3%
Daily Assets Fund Institutional, 5.33% (c) (d) (Cost $52,813,669)	52,813,669	52,813,669

Cash Equivalents 3.2%
Cash Management QP Trust, 5.31% (c) (Cost $74,123,608)	74,123,608	74,123,608
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,655,349,566)+	115.8	2,643,707,871
Other Assets and Liabilities, Net	(15.8)	(360,130,519)
Net Assets	100.0	2,283,577,352
* Annualized yield at time of purchase; not a coupon rate.
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of April 30, 2007.
+ The cost for federal income tax purposes was $2,655,589,275. At April 30, 2007, net unrealized depreciation for all securities based on tax cost was $11,881,404. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $9,439,320 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $21,320,724.
(a) At April 30, 2007, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2007 amounted to $51,807,937 which is 2.3% of net assets.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending.
(e) Mortgage dollar rolls included.
(f) When-issued or forward delivery pools included.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., Federal National Mortgage Association and the Government National Mortgage Association issues have similar coupon rates and have been aggregated for presentation purposes in the investment portfolio.

At April 30, 2007, open futures contracts purchased were as follows:

	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
10-Year US Treasury Note	6/20/2007	38	4,104,116	4,116,469	12,353

At April 30, 2007, open futures contracts sold were as follows:

	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
10-Year US Treasury Note	6/20/2007	168	18,211,583	18,199,125	12,458

At April 30, 2007, open written options were as follows:

Written Options	Coupon Rate (%)	Number of Contracts	Expiration Date	Strike Price ($)	Value ($)
GNSF Call Options	5.0	25,000,000	7/12/2007	97.3	(16,540)
GNSF Call Options	5.5	50,000,000	5/14/2007	99.8	(39,063)
GNSF Call Options	5.5	25,000,000	5/14/2007	100.3	(3,906)
GNSF Call Options	5.0	25,000,000	6/13/2007	97.8	(13,062)
Total Written Options (premiums received $568,360)					(72,571)

GNSF: Government National Single Family

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $2,528,412,289) — including $51,807,937 of securities loaned	$ 2,516,770,594
Investment in Daily Assets Fund Institutional (cost $52,813,669)*	52,813,669
Investment in Cash Management QP Trust (cost $74,123,608)	74,123,608
Total investments in securities, at value (cost $2,655,349,566)	2,643,707,871
Receivable for investments sold	46,615,938
Interest receivable	13,708,086
Receivable for Fund shares sold	447,820
Receivable for daily variation margin on open futures contracts	49,576
Other assets	100,833
Total assets	2,704,630,124
Liabilities
Payable for investments purchased — mortgage dollar rolls	331,388,194
Payable for forward delivery securities	31,718,292
Payable upon return of securities loaned	52,813,669
Payable for Fund shares redeemed	2,011,482
Options written, at value (premium received $568,360)	72,571
Accrued management fee	826,682
Other accrued expenses and payables	2,221,882
Total liabilities	421,052,772
Net assets, at value	$ 2,283,577,352
Net Assets
Net assets consist of: Undistributed net investment income	13,529,937
Net unrealized appreciation (depreciation) on: Investments	(11,641,695)
Futures	24,811
Written options	495,789
Accumulated net realized gain (loss)	(166,789,611)
Paid-in capital	2,447,958,121
Net assets, at value	$ 2,283,577,352
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2007 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($2,107,946,969 ÷ 250,998,766 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.40
Maximum offering price per share (100 ÷ 95.50 of $8.40)	$ 8.80

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($45,851,549 ÷ 5,470,192 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.38

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($44,120,905 ÷ 5,245,361 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.41
Class S Net Asset Value, offering and redemption price(a) per share ($85,550,791 ÷ 10,183,409 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.40

Institutional Class

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($107,138 ÷ 12,766 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.39
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2007 (Unaudited)
Investment Income
Income: Interest	$ 59,749,247
Interest — Cash Management QP Trust	2,947,097
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	13,531
Other income	30,816
Total Income	62,740,691
Expenses: Management fee	4,863,832
Distribution service fees	2,955,724
Services to shareholders	1,941,172
Custodian fees	51,604
Auditing	37,657
Legal	30,546
Trustees' fees and expenses	31,106
Reports to shareholders	152,642
Registration fees	36,429
Other	113,636
Total expenses before expense reductions	10,214,348
Expense reductions	(66,037)
Total expenses after expense reductions	10,148,311
Net investment income (loss)	52,592,380
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(2,898,160)
Futures	110,127
Written options	972,655
(1,815,378)
Net unrealized appreciation (depreciation) during the period on: Investments	6,975,971
Futures	770,193
Written options	397,770
8,143,934
Net gain (loss) on investment transactions	6,328,556
Net increase (decrease) in net assets resulting from operations	$ 58,920,936

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2007 (Unaudited)	Year Ended October 31, 2006
Operations: Net investment income	$ 52,592,380	$ 109,976,895
Net realized gain (loss) on investment transactions	(1,815,378)	(25,063,398)
Net unrealized appreciation (depreciation) during the period on investment transactions	8,143,934	27,788,037
Net increase (decrease) in net assets resulting from operations	58,920,936	112,701,534
Distributions to shareholders from: Net investment income: Class A	(53,529,924)	(109,949,062)
Class B	(1,052,490)	(2,529,358)
Class C	(904,772)	(1,796,756)
Institutional Class	(2,950)	(7,519)
Class S	(2,270,029)	(5,055,234)
Fund share transactions: Proceeds from shares sold	57,194,910	76,582,612
Reinvestment of distributions	41,247,827	84,453,140
Cost of shares redeemed	(202,098,869)	(561,030,502)
Redemption fees	5,124	34,840
Reimbursement by Advisor	168,629	—
Net increase (decrease) in net assets from Fund share transactions	(103,482,379)	(399,959,910)
Increase (decrease) in net assets	(102,321,608)	(406,596,305)
Net assets at beginning of period	2,385,898,960	2,792,495,265
Net assets at end of period (including undistributed net investment income of $13,529,937 and $18,697,722, respectively)	$ 2,283,577,352	$ 2,385,898,960

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 8.39	$ 8.41	$ 8.66	$ 8.62	$ 8.80	$ 8.82
Income from investment operations: Net investment income[b]	.19	.36	.32	.28	.21	.39
Net realized and unrealized gain (loss) on investment transactions	.03	.02	(.21)	.09	(.04)	.07
Total from investment operations	.22	.38	.11	.37	.17	.46
Less distributions from: Net investment income	(.21)	(.40)	(.36)	(.33)	(.35)	(.48)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 8.40	$ 8.39	$ 8.41	$ 8.66	$ 8.62	$ 8.80
Total Return (%)[c]	2.65**	4.59	1.25	4.28	2.08	5.40
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,108	2,196	2,532	2,877	3,273	3,735
Ratio of expenses (%)	.85*	.85	.81	.83	.82	.84
Ratio of net investment income (%)	4.58*	4.33	3.76	3.22	2.40	4.57
Portfolio turnover rate (%)[d]	195*	94	101	221	390	396
[a] For the six months ended April 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The portfolio turnover rate including mortgage dollar roll transactions was 340% for the period ended April 30, 2007 and 305%, 312%, 295%, 484% and 461% for the years ended October 31, 2006, 2005, 2004, 2003 and 2002, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended October 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 8.38	$ 8.39	$ 8.64	$ 8.60	$ 8.78	$ 8.80
Income from investment operations: Net investment income[b]	.15	.28	.24	.19	.14	.32
Net realized and unrealized gain (loss) on investment transactions	.02	.03	(.22)	.10	(.04)	.06
Total from investment operations	.17	.31	.02	.29	.10	.38
Less distributions from: Net investment income	(.17)	(.32)	(.27)	(.25)	(.28)	(.40)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 8.38	$ 8.38	$ 8.39	$ 8.64	$ 8.60	$ 8.78
Total Return (%)[c]	2.06d**	3.76[d]	.25	3.31[d]	1.25	4.52
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	46	57	82	126	189	261
Ratio of expenses before expense reductions (%)	1.87*	1.83	1.72	1.88	1.67	1.63
Ratio of expenses after expense reductions (%)	1.84*	1.75	1.72	1.81	1.67	1.63
Ratio of net investment income (%)	3.59*	3.43	2.85	2.24	1.55	3.78
Portfolio turnover rate (%)[e]	195*	94	101	221	390	396
[a] For the six months ended April 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The portfolio turnover rate including mortgage dollar roll transactions was 340% for the period ended April 30, 2007 and 305%, 312%, 295%, 484% and 461% for the years ended October 31, 2006, 2005, 2004, 2003 and 2002, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended October 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 8.41	$ 8.42	$ 8.67	$ 8.63	$ 8.80	$ 8.82
Income from investment operations: Net investment income[b]	.16	.29	.25	.20	.14	.33
Net realized and unrealized gain (loss) on investment transactions	.02	.03	(.22)	.10	(.02)	.06
Total from investment operations	.18	.32	.03	.30	.12	.39
Less distributions from: Net investment income	(.18)	(.33)	(.28)	(.26)	(.29)	(.41)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 8.41	$ 8.41	$ 8.42	$ 8.67	$ 8.63	$ 8.80
Total Return (%)[c]	2.14**	3.88	.34	3.50	1.32	4.48
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	44	41	54	65	88	105
Ratio of expenses (%)	1.64*	1.61	1.63	1.75	1.60	1.58
Ratio of net investment income (%)	3.79*	3.57	2.94	2.30	1.62	3.83
Portfolio turnover rate (%)[d]	195*	94	101	221	390	396
[a] For the six months ended April 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The portfolio turnover rate including mortgage dollar roll transactions was 340% for the period ended April 30, 2007 and 305%, 312%, 295%, 484% and 461% for the years ended October 31, 2006, 2005, 2004, 2003 and 2002, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended October 31,	2007[a]	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.39	$ 8.41	$ 8.53
Income from investment operations: Net investment income[c]	.20	.37	.09
Net realized and unrealized gain (loss) on investment transactions	.03	.02	(.12)
Total from investment operations	.23	.39	(.03)
Less distributions from: Net investment income	(.22)	(.41)	(.09)
Redemption fees***	.00	.00	.00
Net asset value, end of period	$ 8.40	$ 8.39	$ 8.41
Total Return (%)	2.61**	4.92[d]	(.33)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	86	91	124
Ratio of expenses before expense reductions (%)	.66*	.73	.59*
Ratio of expenses after expense reductions (%)	.66*	.69	.59*
Ratio of net investment income (loss) (%)	4.77*	4.49	4.09*
Portfolio turnover rate (%)[e]	195*	94	101
[a] For the six months ended April 30, 2007 (Unaudited).
[b] For the period August 1, 2005 (commencement of operations for Class S shares) to October 31, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The portfolio turnover rate including mortgage dollar roll transactions was 340% for the period ended April 30, 2007 and 305% and 312% for the year ended October 31, 2006 and for the period ended 2005, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 8.39	$ 8.39	$ 8.64	$ 8.61	$ 8.78	$ 8.81
Income from investment operations: Net investment income[b]	.20	.39	.33	.29	.24	.42
Net realized and unrealized gain (loss) on investment transactions	.02	.02	(.21)	.09	(.03)	.05
Total from investment operations	.22	.41	.12	.38	.21	.47
Less distributions from: Net investment income	(.22)	(.41)	(.37)	(.35)	(.38)	(.50)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 8.39	$ 8.39	$ 8.39	$ 8.64	$ 8.61	$ 8.78
Total Return (%)	2.69c**	5.00	1.37[c]	4.48[c]	2.39	5.61
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.11	.11	.23	.17	.34	4
Ratio of expenses before expense reductions (%)	.75*	.50	1.52	1.59	.53	.52
Ratio of expenses after expense reductions (%)	.66*	.50	.70	.71	.53	.52
Ratio of net investment income (%)	4.77*	4.68	3.87	3.34	2.69	4.89
Portfolio turnover rate (%)[d]	195*	94	101	221	390	396
[a] For the six months ended April 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The portfolio turnover rate including mortgage dollar roll transactions was 340% for the period ended April 30, 2007 and 305%, 312%, 295%, 484% and 461% for the years ended October 31, 2006, 2005, 2004, 2003 and 2002, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS U.S. Government Securities Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Institutional Class and Class S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of April 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount (``initial margin'') equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (``variation margin'') are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to earn interest and receive principal payment on securities sold. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of the securities sold by the Fund may decline below the repurchase price of those securities.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2006, the Fund had a net tax basis capital loss carryforward of approximately $165,471,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2007 ($29,637,000), October 31, 2008 ($46,510,000), October 31, 2011 ($31,950,000), October 31, 2012 ($8,994,000), October 31, 2013 ($21,430,000), and October 31, 2014 ($26,950,000), the respective expiration dates, whichever occurs first.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, mortgage backed securities, premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended April 30, 2007, purchases and sales of investment securities (excluding short-term investments, US Treasury obligations and mortgage dollar rolls) aggregated $2,542,770,149 and $2,548,917,609, respectively. Purchases and sales of US Treasury obligations aggregated $18,175,070 and $153,072,602, respectively. Mortgage dollar rolls aggregated $1,920,844,875 and $2,018,315,359, respectively.

For the six months ended April 30, 2007, transactions for written options on securities were as follows:

	Number of Contracts	Premium
Outstanding, beginning of period	50,000,000	$ 220,700
Options written	350,000,000	1,488,282
Options closed	(50,000,000)	(177,735)
Options exercised	(25,000,000)	(136,718)
Options expired	(200,000,000)	(826,169)
Outstanding, end of period	125,000,000	$ 568,360

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.45%
Next $750 million of such net assets	.43%
Next $1.5 billion of such net assets	.41%
Next $2.5 billion of such net assets	.40%
Next $2.5 billion of such net assets	.38%
Next $2.5 billion of such net assets	.36%
Next $2.5 billion of such net assets	.34%
Over $12.5 billion of such net assets	.32%

Accordingly, for the six months ended April 30, 2007, the fee pursuant to the management agreement was equivalent to an annualized effective rate of 0.42% of the Fund's average daily net assets.

For the period from November 1, 2006 (from February 1, 2007 for Class B shares) through September 30, 2007, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses of each class as follows:

Class B	1.73%
Class S	.69%
Institutional Class	.66%

Effective October 1, 2007 through July 29, 2008 for Class S shares and through January 31, 2008 for Institutional Class shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses at 0.71% and 0.73%, respectively.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent for Class A, B, C and Institutional Class shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the Fund's transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended April 30, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2007
Class A	$ 1,183,797	$ —	$ 469,166
Class B	95,323	6,978	68,229
Class C	27,759	—	13,793
Class S	58,610	—	36,754
Institutional Class	141	52	26
	$ 1,365,630	$ 7,030	$ 587,968

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc., ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and Class C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2007
Class B	$ 193,071	$ 29,682
Class C	157,701	27,711
	$ 350,772	$ 57,393

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2007	Annualized Effective Rate
Class A	$ 2,490,233	$ 870,807.23%
Class B	62,984	19,392.24%
Class C	51,735	16,714.25%
	$ 2,604,952	$ 906,913

Underwriting and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2007 aggregated $39,052.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2007, the CDSC for Class B and C shares aggregated $98,876 and $3,052, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2007, DWS-SDI received $96 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $22,989, of which $12,692 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

For the six months ended April 30, 2007, the Advisor agreed to reimburse the Fund $15,473, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended April 30, 2007, the Fund's custodian fees were reduced by $2,888 and $40,646, respectively, for custodian and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity of the Fund:

	Six Months Ended April 30, 2007		Year Ended October 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	5,547,757	$ 46,617,646	7,866,878	$ 65,721,103
Class B	164,692	1,381,942	609,311	5,088,577
Class C	1,002,970	8,440,846	683,475	5,715,098
Class S	89,523	754,476	7,002	57,834
		$ 57,194,910		$ 76,582,612
Shares issued in reinvestment of dividends
Class A	4,583,743	$ 38,442,309	9,392,143	$ 78,292,096
Class B	104,893	878,124	250,642	2,086,400
Class C	81,872	687,748	159,881	1,334,894
Class S	147,460	1,236,696	327,540	2,732,231
Institutional Class	352	2,950	902	7,519
		$ 41,247,827		$ 84,453,140
Shares redeemed
Class A	(20,738,296)	$ (174,268,705)	(56,762,444)	$ (474,026,706)
Class B	(1,601,945)	(13,427,929)	(3,803,309)	(31,730,203)
Class C	(773,550)	(6,503,893)	(2,347,837)	(19,629,869)
Class S	(938,463)	(7,888,342)	(4,240,048)	(35,522,455)
Institutional Class	(1,189)	(10,000)	(14,436)	(121,269)
		$ (202,098,869)		$ (561,030,502)
Redemption fees		$ 5,124		$ 34,840
Net increase (decrease)
Class A	(10,606,796)	$ (89,205,311)	(39,503,423)	$ (329,994,982)
Class B	(1,332,360)	(11,166,294)	(2,943,356)	(24,539,965)
Class C	311,292	2,624,817	(1,504,481)	(12,578,823)
Class S	(701,480)	(5,897,170)	(3,905,506)	(32,732,390)
Institutional Class	(837)	(7,050)	(13,534)	(113,750)
		$ (103,651,008)		$ (399,959,910)

G. Payment made by Affiliates

During the six months ended April 30, 2007, the Advisor reimbursed the Fund $168,629 for a fee previously charged to the Fund. The amount of the reimbursement was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

H. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KUSAX	KUSBX	KUSCX	KUSIX
CUSIP Number	23338C 108	23338C 207	23338C 306	23338C 504
Fund Number	018	218	318	1418
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	KUSMX
Fund Number	2098

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc.,DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS U.S. Government Securities Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	June 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS U.S. Government Securities Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	June 27, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	June 27, 2007